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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                             Date of earliest event
                            reported: April 21, 1999


                             AMERICAN AIRLINES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      1-8400                     75-1825172
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(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)


                 4333 Amon Carter Blvd. Fort Worth, Texas 76155
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (817) 963-1234
                        -------------------------------
                        (Registrant's telephone number)









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Item 5.  Other Events

American Airlines, Inc. (American) is filing herewith a press release issued April 21, 1999 by its parent company, AMR Corporation (AMR) as Exhibit 99.1 which is included herein. This press release was issued to report first quarter 1999 earnings and to announce the acceleration of the retirement of nine DC-10 widebody aircraft and 16 Boeing 727 narrowbody aircraft.

Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1     Press Release




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    AMERICAN AIRLINES, INC.


                                                    /s/ Charles D. MarLett
                                                    ----------------------------
                                                    Charles D. MarLett
                                                    Corporate Secretary



Dated:  April 23, 1999



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                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
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
99.1              Press Release